UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1230 Peachtree Street, NE, Suite 600

Atlanta, GA 30309

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404) 446-2052

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report, at the Annual Meeting of Stockholders of Streamline Health Solutions, Inc. (the “Company”) held on June 1, 2017, the Company’s stockholders approved the second amendment and restatement of the Streamline Health Solutions, Inc. 2013 Stock Incentive Plan (the “Restated Plan”). Among other things, the Restated Plan increases the number of shares of common stock available for issuance under the plan by 300,000 shares. Under the Restated Plan, the Compensation Committee of the Board of Directors is authorized to grant equity awards to directors, employees (including executive officers) and certain independent contractors, as more fully described and summarized in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 2, 2017 (the “Proxy Statement”).  The Restated Plan, which was included as Appendix A to the Proxy Statement, is incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 1, 2017.  Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board of Director’s solicitation.  At the Annual Meeting, the Company’s stockholders voted upon four proposals.  The proposals are described in detail in the Company’s Proxy Statement.  A brief description and the final vote results for each proposal follow. The Company’s shares of common stock and preferred stock voted together as a single class.

1.  Election of six directors for terms expiring at the 2018 Annual Meeting of Stockholders:

Nominee	For	Withheld	Broker Non-Votes
Michael K. Kaplan	9,955,948	280,180	6,033,646
Allen S. Moseley	9,957,747	278,381	6,033,646
Jonathan R. Phillips	9,963,515	272,613	6,033,646
David W. Sides	9,956,765	279,363	6,033,646
Judith E. Starkey	9,974,584	261,544	6,033,646
Michael G. Valentine	9,948,844	287,284	6,033,646

As a result, each nominee was elected to serve as a director for a term expiring at the 2018 Annual Meeting of Stockholders.

2.  Approval of a non-binding advisory vote on the compensation of the named executive officers listed in the Proxy Statement (“say-on-pay”):

For	Against	Abstain	Broker Non-Votes
9,879,235	303,496	53,397	6,033,646

As a result, the resolution was approved.

3.  Adoption of the second amendment and restatement of the Streamline Health Solutions, Inc. 2013 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
9,548,481	466,771	220,876	6,033,646

As a result, the proposal was approved.

4.  Ratification of the appointment of the firm of RSM US LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2017:

For	Against	Abstain	Broker Non-Votes
16,123,943	49,801	96,030	0

As a result, the proposal was approved.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1

Streamline Health Solutions, Inc. Second Amended and Restated 2013 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on May 2, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: June 1, 2017	By:	/s/ Nicholas A. Meeks
		Name:	Nicholas A. Meeks
		Title:	Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description	Filed Herewith	By Reference
10.1

Streamline Health Solutions, Inc. Second Amended and Restated 2013 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on May 2, 2017).

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